UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Microsoft Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholders Meeting to Be Held on December 3, 2014.

C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735	Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 30, 2014
Date: December 3, 2014 Time: 8:00 a.m. PT
	Location:	Meydenbauer Center
11100 NE 6th Street
Bellevue, Washington
Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/MSFT14.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

   Before You Vote

How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit:
www.proxyvote.com, or scan the QR code below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before November 19, 2014 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Code above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:	Go to www.virtualshareholdermeeting.com/MSFT14. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote “FOR” EACH OF THE FOLLOWING NOMINEES, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 and “AGAINST” PROPOSAL 4.

1.	Election of Directors: (The Board recommends a vote FOR each nominee)

	01. 02. 03. 04. 05. 06. 07. 08. 09. 10.	William H. Gates lll Maria M. Klawe Teri L. List-Stoll G. Mason Morfit Satya Nadella Charles H. Noski Helmut Panke Charles W. Scharf John W. Stanton John W. Thompson	2.	Advisory vote on executive compensation (The Board recommends a vote FOR this proposal)

			3.	Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2015 (The Board recommends a vote FOR this proposal)

			4.	Shareholder Proposal—Proxy access for shareholders (The Board recommends a vote AGAINST this proposal)

MICROSOFT CORPORATION SHAREHOLDERS OF RECORD AS OF SEPTEMBER 30, 2014 ANNUAL SHAREHOLDERS MEETING TO BE HELD ON DECEMBER 3, 2014 Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 pm ET the night before the meeting or cutoff date.

To vote by Internet

       Before The Meeting

1)    Go to website www.proxyvote.com or scan the QR Barcode above.

2)    Follow the instructions provided on the website.

       During The Meeting

1)    Go to website www.virtualshareholdermeeting.com/MSFT14.

2)    Follow the instructions provided on the website.

To vote by Telephone

1)    Call 1-800-454-8683.

To vote by Mail

1)    Complete and return your voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M78604-P55559

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting. The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report

						PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON		☐
The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors: (The Board recommends a vote FOR each nominee)		For	Against	Abstain			For	Against	Abstain

	01.	William H. Gates lll	☐	☐	☐	2.	Advisory vote on executive compensation (The Board recommends a vote FOR this proposal)	☐	☐	☐

	02.	Maria M. Klawe	☐	☐	☐	3.	Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2015 (The Board recommends a vote FOR this proposal)	☐	☐	☐

	03.	Teri L. List-Stoll	☐	☐	☐

	04.	G. Mason Morfit	☐	☐	☐	The Board of Directors recommends you vote AGAINST the following proposal:

	05.	Satya Nadella	☐	☐	☐	4.	Shareholder Proposal - Proxy access for shareholders (The Board recommends a vote AGAINST this proposal)	☐	☐	☐

	06.	Charles H. Noski	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	07.	Helmut Panke	☐	☐	☐

	08.	Charles W. Scharf	☐	☐	☐

	09.	John W. Stanton	☐	☐	☐

	10.	John W. Thompson	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date